Exhibit 24

                            SPECIAL POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of Ideon Group, Inc. (the "Company") hereby constitutes and appoints, G. Thomas Frankland, Francis J. Marino and Eugene Miller and each or any of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, to sign that certain Annual Report on Form 10-K for the fiscal year ended December 31, 1995 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 12th day of March, 1996.



                                 /s/ Robert L.Dilenschneider
                                 Robert L. Dilenschneider



(SEAL)

                            SPECIAL POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of Ideon Group, Inc. (the "Company") hereby constitutes and appoints, G. Thomas Frankland, Francis J. Marino and Eugene Miller and each or any of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, to sign that certain Annual Report on Form 10-K for the fiscal year ended December 31, 1995 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 12th day of March, 1996.



                            /s/ Thomas F. Petway, III
                            Thomas F. Petway, III



(SEAL)

                            SPECIAL POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of Ideon Group, Inc. (the "Company") hereby constitutes and appoints, G. Thomas Frankland, Francis J. Marino and Eugene Miller and each or any of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, to sign that certain Annual Report on Form 10-K for the fiscal year ended December 31, 1995 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 12th day of March, 1996.



                              /s/Marshall L. Burman

                               Marshall L. Burman



(SEAL)

                            SPECIAL POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of Ideon Group, Inc. (the "Company") hereby constitutes and appoints, G. Thomas Frankland, Francis J. Marino and Eugene Miller and each or any of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, to sign that certain Annual Report on Form 10-K for the fiscal year ended December 31, 1995 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 12th day of March, 1996.



                              /s/ William T. Bacon,
Jr.
                              William T. Bacon, Jr.



(SEAL)

                            SPECIAL POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of Ideon Group, Inc. (the "Company") hereby constitutes and appoints, G. Thomas Frankland, Francis J. Marino and Eugene Miller and each or any of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, to sign that certain Annual Report on Form 10-K for the fiscal year ended December 31, 1995 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 12th day of March, 1996.



                              /s/ Adam W. Herbert,Jr.
                              Adam W. Herbert, Jr.



(SEAL)

                            SPECIAL POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of Ideon Group, Inc. (the "Company") hereby constitutes and appoints, G. Thomas Frankland, Francis J. Marino and Eugene Miller and each or any of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, to sign that certain Annual Report and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 12th day of March, 1996.



                                 /s/ John Ellis
Bush
                                 John Ellis Bush



(SEAL)